Financing, Liquidity and Risk Management Summary

37th Edison Electric Institute
Financial Conference
October 20 – 22, 2002

Entergy

Safe Harbor

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that forward-looking statements contained herein with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation or its affiliated companies may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel and purchased power prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, and the availability of capital, the onset of competition, the ability to recover net regulatory assets and other potential stranded costs, the effects of the California electricity market on the utility industry nationally, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, the success of new business ventures, changes in the markets for electricity and other energy-related commodities, including the use of financial and derivative instruments and volatility of changes in market prices, changes in the number of participants and the risk profile of such participants in the energy marketing and trading business, changes in interest rates and in financial and foreign currency markets generally, the economic climate and growth in Entergy's service territories, changes in corporate strategies, and other factors.

Entergy Adheres to Solid Financing, Liquidity and Risk Management Principles

Financing

- Establish capitalization and coverage targets consistent with each business' risk profile
- Use internally-generated funds for investment – earn the right to grow
- Design financings to balance low cost and asset/liability matching goals
- Avoid customized terms/conditions (i.e. equity triggers, convertibles, etc.) which increase risk to debt and equity holders



Risk Management

- Identify cash flow risk exposures and use probabilistic analysis in forecasting future cash flows
- Invest at positive spreads to investment specific cost of capital and maintain clear point of view of commodity markets
- Reduce the potential cost of financial distress by using nonrecourse debt for international projects and trading
- Conduct stringent credit analysis to limit counterparty credit exposure

Liquidity

- Maintain access to ample, diverse sources of liquidity – liquidity strength is worth the incremental cost
- Improve liquidity access through building ratings into strategy; establishing constructive banking relationships; improving financial communications and disclosures; and tightening cash management
- Identify exit strategy in advance, particularly for illiquid assets

Entergy Adheres to Solid Financing, Liquidity and Risk Management Principles

Financing

- Establish capitalization and coverage targets consistent with each business' risk profile
- Use internally-generated funds for investment – earn the right to grow
- Design financings to balance low cost and asset/liability matching goals
- Avoid customized terms/conditions (i.e. equity triggers, convertibles, etc.) which increase risk to debt and equity holders



Risk Management

Liquidity

Capitalization Is Balanced between Equity and Debt, with Minimal Short Term Financing

Book versus Market Capitalization
%, Ended 3Q02


1
1
Net Short-Term Debt
48
45
Long-Term Debt
51
54
Equity
Book
Market

**Note: All 3Q02 financial data in this report is unaudited*

Entergy's Debt Structure

On Balance Sheet Debt
3Q02, $B



Entergy
$0.8
Nuclear
Regulated Utility
Wholesale
IP3/Fitz*
$0.8
EAI
$1.3
EGSI
$1.9
Damhead**
$0.5
Top of Iowa*
$0.1
ELI
$1.1
EMI
$0.6
ENOI
$0.2
SERI
$0.9

*Backed by Entergy guarantees
**Nonrecourse to Entergy

Entergy's Off Balance Sheet Debt Is Minimal

Operating Leases
$M

Real Estate	273
Vehicle	99
Other	23
Total	395

Joint Venture Debt (50% share)*
$M

RS Cogen	137
EK 144A	150
EK Revolver	38
Total	325

Joint venture debt is nonrecourse to Entergy

Net Debt to Net Capital Ratio
9/30/02, %



48
49
50
Excl. Joint Venture Debt and Off-sheet Leases
Incl. Off-sheet Leases
Incl. Off-sheet Leases and Nonrecourse Joint Venture Debt

Entergy's Bank Revolvers Are a Small Portion of Overall Capitalization

Corporate Bank Revolvers	Undrawn Capacity* ($M)	Maturity
$1.45 B 364-day revolver (ETR)	$735	5/14/04**
$63 M 364-day revolver (EAI)	63	5/31/03
$15 M 364-day revolver (ELI)	0	1/31/03
$25 M 364-day revolver (EMI)	25	5/31/03
Total	$823 M	

*As of 9/30/02

**$1.45B Parent revolver matures on 5/14/03, but can be extended to a 1 year note at Entergy's discretion through a "term out" provision

Utility Dominates Entergy's Debt Structure

Debt Composition
% of Total



Parent
9%
Nuclear
9%
ECS
7%
Utility
75%

Utility Debt vs. Total Debt
S&P Electric and Multi-Utility Companies,
%, as of 2Q02



100
80
60
40
20
0
S&P Elec.
Median
Multi-Uty.
Median
ETR

Entergy's Debt Ratio is Below Most Peers

Net Debt to Net Capital Ratio
%



60
55
50
45
40
35
30
-12%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01
2Q 02

Net Debt to Net Capital Ratio
S&P Electric and Multi-Utility Companies, %, as of 2Q02



100
80
60
40
20
0
S&P Elec. Median
Multi-Uty. Median
ETR

** Source: Compustat*

Liability Portfolio Designed to Balance Cost and Asset/Liability Matching Goals

Distribution of Asset Life
Asset Retirement, %


<2003
2004-07
2007+

Distribution of Liability Life
Debt Maturity, %


<2003
2004-07
2007+

Weighted Avg. = 27 years

Weighted Avg. = 12 years

2003 Maturities Comprise about 17% of Total Debt; Most Will Be Refinanced in Advance



Debt Refinancing / Maturities Plan
$B
1.2
0.8
0.4
0.0
-0.4
-0.8
Cumulative Net Change in Debt
Debt Refinancing
Debt Maturities
4Q02
1Q03
2Q03
3Q03
4Q03
Utility
Nuclear
ECS

Current Year Debt Issuances Are About Double Historical Average



Long Term Utility Securities Issued
$B
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Average
Early 03
Refinancing
(to be completed in remainder of 02)
Year to date
Early 04
Refinancing
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003

Entergy's Near Term Maturities Are Below Industry Median

Distribution of Debt Maturity
% of Total*



<2003
2004-07
2007+

Maturities <12 Months vs. Total Maturities
S&P Electric and Multi-Utility Companies,
%, as of 2Q02



50
40
30
20
10
0
S&P Elec. & Multi-Uty. Median
ETR

Utility Debt Continues to Be Marketable

Utility Industry Debt Issued*
YTD 2002, $B


12.7
0.3
Successful
Failed to Close

Entergy Utility Financing in 2002

Issue	Date	Rate	Amount ($M)	Maturity
ELI-Nuclear Fuel Notes	1/15/02	5.86%	25	1/15/05
EGSI-Nuclear Fuel Notes	1/24/02	6.46%	25	1/24/05
ELI-Revolver	1/31/02	Floating	15	1/30/03
EGSI-Railcar Lease	3/29/02	Floating	18	3/29/09
EGSI-Nuclear Fuel Notes	3/15/02	6.42%	25	3/15/06
EAI-Nuclear Fuel Notes	3/15/02	5.81%	30	3/15/06
ELI Bonds	3/27/02	7.60%	150	4/1/32
EAI-Insured Bonds	3/28/02	6.70%	100	4/1/32
EAI-Revolver	5/31/02	Floating	63	5/30/03
EMI-Revolver	5/31/02	Floating	25	5/30/03
ELI-Tax Exempt Bonds	6/1/02	4.90%	55	6/1/05
SERI-Bonds	9/24/02	4.88%	70	10/1/07
ENOI-Bonds	10/18/02	6.75%	25	10/15/17
EMI-Insured Bonds**	10/ /02	6.00%	75	10/30/32
Total			**$701 M**	

Source: Salomon Smith Barney. Reuters
***Marketed and priced; will close by 10/31/02*

Entergy Has No Equity or Credit Rating Triggers That Accelerate Debt Repayment

Obligation of Company	Trigger	Consequence	Estimated Annual Liquidity Impact ($M)
ETR	Downgrade to below BBB- at utility operating company	Increased pricing on • $1.45 B revolver • $60 M term loan • $5 M guarantee on LOCs	Up to $16 M
ETR	Downgrade to below BB+ at ETR	Post collateral in the form of an LOC or cash (assoc. with 250MW swap)	$0 M
EAI, EGSI, ELI, SERI	Downgrade to below BBB-	Increased pricing on $270 M nuclear fuel bank facilities	Up to $2.2 M
EGSI, ELI, EMI	Downgrade to below BBB-	Subsidiary must seek additional SEC '35 Act approval to issue new long term debt	None
EGSI	Downgrade in NAIC rating from "2" to "3" by 12/31/02	Increased pricing on $50 M nuclear fuel notes	$0.25 M
SERI	Downgrade to below BBB-	Increased pricing on $193 M LOC on Grand Gulf sale leaseback	$1.4 M
ENI, ECS	Downgrade to below BBB- at utility operating company	Increased pricing on Entergy guarantee supporting • $305 M IP3/Fitzpatrick guarantee • $95 M Top of Iowa loan	Up to $3 M
Total			Up to $23 M

**Contract begins in 2004; revenues collected from physical sale of power will support any obligation*

Entergy's Default Provisions that Cross Among Business Units Are Limited

Debt of Company	Cross Defaults Company	Provision	Estimated Cash Impact $B
ETR	EAI, EGSI, ELI, EMI, ENOI, SERI	If a utility subsidiary 1) cannot pay its debts or goes bankrupt, or 2) cannot pay other obligations over $50 million, then Entergy Corporation revolvers and the guarantees that support IP3/Fitzpatrick and Top of Iowa debt accelerate	Revolvers: up to 1.51B IP3/Fitz guarantee: 0.53B Top of Iowa guarantee: 0.09B

Arrangement Before Event:


Utility Opcos
Dividends
ETR Corp
ETR revolver
IP3/Fitz debt
Iowa debt
Principal & Interest
Lenders
Guarantee/Obligation
Call on Entergy if Opco defaults

Arrangement If Opco Cannot Pay Its Debts:


Utility Opcos
X
~~Dividends~~
ETR Corp
ETR revolver
IP3/Fitz debt
Iowa debt
Principal & Interest
Lenders
~~Guarantee/Obligation~~ Cash
Call on Entergy if Opco defaults

Entergy Adheres to Solid Financing, Liquidity and Risk Management Principles


Financing
Risk Management

Liquidity

- Maintain access to ample, diverse sources of liquidity – liquidity strength is worth the incremental cost
- Improve liquidity access through building ratings into strategy; establishing constructive banking relationships; improving financial communications and disclosures; and tightening cash management
- Identify exit strategy, particularly for illiquid assets, in advance, to ensure positions can be liquidated

Entergy Has Focused on Liquidity Access

Strategies to Improve Liquidity Access

Objective	Entergy's Approach
Building ratings into strategy	Key corporate performance drivers affecting ratings discerned; rating agency decision processes modeled to understand effect of strategic choices on company rating; operational transparency increased through rating agency interaction with business unit heads; long term credibility established through commitment to rating targets and financial conservatism
Re-engaging banks	Organization-wide use of credit-providing banks; rigorous tracking of bank profitability used to assess true value of relationship with each banking partner; bank strategic imperatives evaluated and fee business allocated appropriately
Tightening cash management	Robust metrics used that track "quality" of cash flows; line managers trained on cash management methods; accurate forecasting practices enforced; consistent cash flow rewarded while "peaking" cash flow discouraged

Maintaining Bank and Credit Rating Agency Relationships Is Key

Bank Relationships

- Expand bank relationships (increased 50% since the mid 1990s)
- Borrow from traditional investment banks
- Proactively market Entergy to banks worldwide
- Utilize traditional commercial banks to participate in managing Entergy's securities issuances
- Target relationship banks for fee-based businesses such as foreign currency transactions and cash management

Credit Rating Agency Relationships

- Provide quarterly company credit reports
- Provide internal investment proposals, board presentations and internal financial standards
- Periodically consult on ratings impacts of potential investments
- Work with agencies to accurately separately identify debt obligations, guarantees, non-recourse debt, etc.
- Active CFO communications
- Periodic CEO/CFO formal meetings
- Organize facility tours

Entergy's Liquidity Position Is Solid
Exceeds $1B Net Liquidity Target through 2005

Liquidity – Sources and Uses
$B

	From 9/30/02 through 12/31/02	From 9/30/02 through 12/31/03	From 9/30/02 through 12/31/04
Cash	0.9	0.9	0.9
Credit Revolver - unused portion	0.7	0.7	0.7
OCF	0.5	2.2	4.2
Planned Refinancing	0.9	1.5	1.9
Total Liquidity Sources	3.0	5.3	7.7
Debt Maturities	0.1	1.5	2.6
Capital Expenditures	0.4	1.5	2.6
Dividends	0.1	0.3	0.7
Total Liquidity - Uses	0.6	3.3	5.9
Net Liquidity	**2.4**	**2.0**	**1.8**

Entergy's Liquidity from 1998 through 2001 Was Also Quite Strong

Liquidity
$B

	As of 12/31/98	As of 12/31/99	As of 12/31/00	As of 12/31/01
Cash	1.2	1.2	1.4	0.8
Undrawn Revolver	0.1	0.1	1.0	1.0
Gross Liquidity	**1.3**	**1.3**	**2.4**	**1.8**

Even If Parent Revolver Is Not Renewed, Excess Liquidity Is Available

Net Liquidity Excluding Renewal of Parent Revolvers
$B

	From 9/30/02 through 12/31/02	From 9/30/02 through 12/31/03	From 9/30/02 through 12/31/04
Net Liquidity	2.4	2.0	1.8
Less Parent Revolver*	-	-	(1.4)
Net Liquidity Excluding Revolver	2.4	2.0	0.4

**$1.45B Parent revolver matures on 5/14/03, but can be extended to a 1 year note at Entergy's discretion through a "term out" provision*

Entergy Has Numerous Liquidity Levers, If Needed

Liquidity Levers	Potential Liquidity $B
Issue Entergy Corporation term debt	$0.5
Reduce annual utility capital spending and O&M expense by 15%	$0.4/yr
Increase net debt to net capital to 55% at utility operating companies under 55% leveraged at end of 2002	$0.3



Parent Term Debt
$B
2
1
0
+0.5B
Potential
Utility Capital Spending
And O&M Expense
$B
3.0
2.5
2.0
1.5
1.0
0.5
0.0
15% reduction from
current level
+0.4B
98
99
00
01
02
Utility Debt Ratio
%
60%
40%
20%
0%
+0.3B
98
99
00
01
02

Key Uncertainties are Identified and Managed

Integrated Risk Assessment Process

	1	2	3	4
Driving Questions:	What are the risks of each scenario under consideration?	What is the magnitude of each risk?	Is this risk acceptable in light of the corporation's risk tolerance?	How should we reduce any unacceptable risk exposure?
Risk Assessment Stages:	Identify risk scenarios	Estimate likelihood and consequences	Calculate risk score	Identify risk reduction options

Collaborative Corporate/ Business Unit Activity (stages 2 and 3)

Collaborative Analytical Activity (stages 1 and 4)

Stage 2 – Estimate likelihood and consequences

Challenges:
- Quantifying consequences
- Establishing comparability of risks across categories
- Ranking risk drivers
- Avoiding exclusive focus on worst case scenario

ETR Solutions:
- Rigorous review of business unit proposals by:
  - Corporate Risk Group
  - Subject Matter Experts
  - Outside Experts, if needed
- Formal Corporate Risk Committee review, vetting of potential risks

Stage 3 – Calculate risk score

Challenges:
- Determining acceptability of risk
- Establishing confidence level of risk scores
- Translating risk analysis into common language of management

ETR Solutions:
- Corporate-wide minimum acceptable return standards set by asset class
- Rigorous analytical review of major drivers, incl. two standard deviation moves across assumptions
- Standardized process, documentation and review

Future Cash Flow Is Stable, with Limited Sensitivity to Market Uncertainties

Distribution of 2003 OCF, $B



-2σ
2σ
1.8
1.9
2.0
2.1

95% Confidence Interval: $250 million

Uncertainties:

Weather	History ranged up to $74M favorable
Nuclear generation	Upside in capacity factor; downside if outage extended
Spark spreads	More upside than downside, esp. peakers
Interest rates	Refinancing and floating rate risk
EK dividends	Changing trading business or credit requirements
Inflation	Potential impact on O&M expense

Event Risks:

Regulatory risk	Outcome of pending rate cases
Large storm	Hurricane or ice storm
Fuel recovery timing	2000-2001 gas spike caused delay in recovering $170m

Earnings Mostly Derived from Regulated Sources; Dividend Payout Is Conservative vs. Peers

Earnings Breakdown
% of Non-Parent Earnings



Trading
Pipeline
5%
5%
Nuclear
20%
Utility
70%

95% from Regulated and PPA Sources*

**Substantially all of Nuclear PPAs are with regulated entities*

Dividend Payout Ratio
S&P Electric and Multi-Utility Companies, %, as of 2Q02



100
80
60
40
20
0
ETR
S&P Elec. Median
Multi-Uty. Median

New Disclosures Help Keep Relative Volatility Low

New Disclosures

- Operational metrics by business
- Mark to Market earnings as percent of total
- Liquidity, on and off balance sheet debt metrics
- Detailed multi-year earnings guidance
- Multi-year sources and uses of cash
- Summarized utility regulatory activity across jurisdictions

Disclosure Recognition

Analysts:

"Entergy has become something of a trailblazer in terms of financial disclosure..." Steve Fleishman, Merrill Lynch

"They probably have the best disclosure in the industry relative to the level of detail they give to investors about where earnings are coming from in their businesses, cash flow, balance sheet issues..." Anonymous Buy-side analyst

Other:

- Honorable Mention for Best Disclosure, 2002 IR Magazine Awards
- Honorable Mention for Best Senior Management Communications, 2002 IR Magazine Awards
- Commitment to Quality Improvement Award, Institute of Internal Auditors

Change in 100 Day Stock Volatility*
S&P Electric and Multi-Utility Companies, %, change between 12/31/95 and 10/11/02


1400%
1200%
1000%
800%
600%
400%
200%
0%
Multi-Uty. Median
S&P Elec. Median

**Excludes companies that were not publicly traded in 1995*

Entergy Adheres to Solid Financing, Liquidity and Risk Management Principles

Financing

- Identify cash flow risk exposures and use probabilistic analysis in forecasting future cash flows
- Invest at positive spreads to investment specific cost of capital and maintain clear point of view of commodity markets
- Reduce the potential cost of financial distress by using nonrecourse debt for international projects and trading
- Conduct stringent credit analysis to limit counterparty credit exposure



Risk Management

Liquidity

Entergy-Koch's Trading Activities Do Not Impact Entergy's Liquidity

Entergy-Koch L.P.

- ***Balanced Business Model combines pipeline stability with trading volatility***
- ***Rated A/A3***
- ***No Entergy Guarantee****
- ***No Koch Industries Guarantee***
- ***Stringent Credit Analysis***

EK Debt to Total Capital**


25%

EK Coverage**


10X

EK Counterparty Credit Rating**


19% Non-Inv. Grade
81% Investment Grade

Realization of MTM Earnings by Year**


03
42%
27%
04-05
31%
02

**Entergy is required to make an additional equity contribution of $72.5M at the end of 2003*

***Realization of MTM Earnings as of 2Q02; all others as of 3Q02*

Entergy's Return Standards Match Business Risk Profiles

WACC by Business*
%



Minimum Acceptable Return
WACC
8.7
8.4
7.1
15.8
10.5
8.7
15.8
10.5
17.1
11.4
Utility
Pipeline
Merchant Nuclear
PPA Nuclear
Fossil Generation
Trading

% Debt Assumed	50	60	0	0	0	50

**Estimated based on generic assumptions; WACCs assigned to incremental investment alternatives, based upon unique risk profile*

Historical Results Demonstrate Entergy Has Invested at Positive Spreads…

ROIC*
12 Months Ended 3Q02, %


WACC
7
0
12
15
7
Utility
EWO
Entergy Nuclear
Entergy-Koch
Total

ROIC**
S&P Electric and Multi-Utility Companies, 12 months ended 2Q02: %


30
20
10
0
S&P Elec. Median
Multi-Uty. Median
ETR

*Operational
**ETR and Multi-Utility operational, S&P Electrics as reported

…by Executing on Its Point of View to Take Advantage of Exit Strategies

Timeline of Acquisitions and Divestitures



Acquisitions
Pilgrim
Indian Point 3 & Fitz-Patrick
Entergy - Koch
Indian Point 2
Vermont Yankee
1998
1999
2000
2001
2002
EISI
Citi-Power
London Electricity
Security
Edesur
Hyperion
Free-stone
DeSoto
Saltend
Latin America Projects
Turbines
Spain Sites
Divestments

Gains/Losses From Divestments
$M



EISI (36)
CitiPower 19
London Electricity 247
Security 6
Edesur 17
Hyperion 8
Freestone 13
DeSoto 8
Saltend 45
LA Projects (56)
Turbines (116)
Spain Sites 16

Entergy's Counterparty Credit Is Strong


Counterparty Credit Rating*
$B
0.2
0.1
0.0
99% Investment Grade
1% Non Investment Grade
AAA
A+
A
A-
BBB+
BBB-
BB

*Excludes Entergy-Koch, L.P.

Summary

Principled-Based Financing Decisions Get Results

- Debt Structure that is Balanced in Real and Relative Terms
- Maturities that are Manageable and Marketable
- Deep, Versatile Liquidity, Supported by Sustainable Cash
- Minimal Exposure to Triggers, Cross-defaults, and Collateral Calls
- Counterparty Risks Centered on Strong Counterparties
- Trading Operations Without Liquidity Calls to Parent
- Strong Cash, Solid Returns, and Profitable Investments

Appendix-Detailed Listing of Entergy's On Sheet Debt

As of September 30, 2002			Interest Rates				
	Issue Date	Commitment	Fixed/Float	As of 9/30/02	Amount ($K)	% of Total Debt	Maturity
Entergy Arkansas, Inc.							
First Mortgage Bond	8/1/1992	100.00	Fixed	7.720%	100.00	1.22%	3/1/2003
First Mortgage Bond	10/1/1993	155.00	Fixed	6.000%	155.00	1.89%	10/1/2003
First Mortgage Bond	7/1/2001	100.00	Fixed	6.125%	100.00	1.22%	7/1/2005
First Mortgage Bond	8/1/1993	115.00	Fixed	6.650%	115.00	1.40%	8/1/2005
First Mortgage Bond	8/1/1992	100.00	Fixed	7.500%	100.00	1.22%	8/1/2007
First Mortgage Bond	10/1/1993	175.00	Fixed	7.000%	175.00	2.13%	10/1/2023
First Mortgage Bond	3/28/2002	100.00	Fixed	6.700%	100.00	1.22%	4/1/2032
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	6/15/1994	19.50	Fixed	6.300%	19.50	0.24%	12/1/2016
Pollution Control Revenue Bond (Unsecured)	12/1/1997	45.50	Fixed	5.600%	45.50	0.55%	10/1/2017
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	6/15/1994	9.20	Fixed	6.300%	9.20	0.11%	6/1/2018
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	12/1/1995	120.00	Fixed	6.300%	120.00	1.46%	11/1/2020
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	6/15/1993	45.00	Fixed	6.250%	45.00	0.55%	1/1/2021
Pollution Control Revenue Bond (Unsecured)	12/10/2001	47.00	Fixed	5.050%	47.00	0.57%	9/1/2028
DOE Obligation	4/7/1983	49.40	Floating - avg. 3 month T	1.719%	152.20	1.85%	N/A
Subtotal - Entergy Arkansas, Inc.		1,180.60			1,283.40		
Entergy Gulf States, Inc.							
First Mortgage Bond	3/1/1993	50.00	Fixed	6.750%	39.00	0.48%	3/1/2003
First Mortgage Bond	6/1/2000	300.00	Floating - LIBOR + 120	3.014%	300.00	3.66%	6/2/2003
First Mortgage Bond	4/1/1992	300.00	Fixed	8.250%	292.00	3.56%	4/1/2004
First Mortgage Bond	9/1/2001	300.00	Floating - LIBOR + 130	3.114%	300.00	3.66%	9/1/2004
First Mortgage Bond	8/1/1993	120.00	Fixed	6.770%	98.00	1.19%	8/1/2005
First Mortgage Bond	1/1/1992	150.00	Fixed	8.940%	150.00	1.83%	1/1/2022
First Mortgage Bond	4/1/1992	300.00	Fixed	8.700%	294.95	3.59%	4/1/2024
Pollution Control Revenue Bond (Unsecured)	1/1/1999	22.10	Fixed	5.450%	22.10	0.27%	7/11/2010
Pollution Control Revenue Bond (Unsecured)	8/1/1992	48.29	Fixed	6.750%	48.29	0.59%	10/1/2012
Pollution Control Revenue Bond (Unsecured)	1/1/1993	17.45	Fixed	6.700%	17.45	0.21%	3/1/2013
Pollution Control Revenue Bond (Unsecured)	7/1/1998	21.60	Fixed	5.700%	21.60	0.26%	1/1/2014
Pollution Control Revenue Bond (Unsecured)	12/1/1984	94.00	Fixed	7.700%	94.00	1.15%	12/1/2014
Pollution Control Revenue Bond (Unsecured)	5/1/1985	45.00	Fixed	9.000%	45.00	0.55%	5/1/2015
Pollution Control Revenue Bond (Unsecured)	5/1/1985	41.60	Fixed	7.500%	41.60	0.51%	5/1/2015
Pollution Control Revenue Bond (Unsecured)	11/1/1985	39.00	Fixed	7.000%	39.00	0.48%	11/1/2015
Pollution Control Revenue Bond (Unsecured)	12/1/1985	28.40	Fixed	5.800%	28.40	0.35%	12/1/2015
Pollution Control Revenue Bond (Unsecured)	4/1/1986	20.00	Fixed	5.800%	20.00	0.24%	4/1/2016
Pollution Control Revenue Bond (Unsecured)	10/1/1999	62.00	Fixed	5.650%	62.00	0.76%	9/1/2028
Pollution Control Revenue Bond (Unsecured)	10/1/1999	40.00	Fixed	6.600%	40.00	0.49%	9/1/2028
Subtotal - Entergy Gulf States, Inc.		1,999.43			1,953.38		

Appendix-Detailed Listing of Entergy's On Sheet Debt (cont'd)

As of September 30, 2002	Issue Date	Commitment	Interest Rates Fixed/Float	As of 9/30/02	Amount ($K)	% of Total Debt	Maturity
Entergy Louisiana, Inc.							
First Mortgage Bond	11/1/1972	25.00	Fixed	7.500%	15.26	0.19%	11/1/2002
First Mortgage Bond	6/1/2000	150.00	Fixed	8.500%	150.00	1.83%	6/1/2003
First Mortgage Bond	3/1/1998	115.00	Fixed	6.500%	115.00	1.40%	3/1/2008
Sale-Leaseback Lease Obligation Bond	7/2/1997	308.00	Fixed	8.090%	297.95	3.63%	1/2/2017***
First Mortgage Bond	3/27/2002	150.00	Fixed	7.600%	150.00	1.83%	4/1/2032
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	6/1/1991	50.00	Fixed	7.500%	50.00	0.61%	6/1/2021
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	4/1/1992	20.00	Fixed	7.050%	20.00	0.24%	4/1/2022
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	12/1/1992	24.00	Fixed	7.000%	24.00	0.29%	12/1/2022
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	5/1/1993	33.00	Fixed	6.200%	33.00	0.40%	5/1/2023
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	12/1/1993	25.00	Fixed	5.950%	25.00	0.30%	12/1/2023
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	7/1/1994	20.40	Fixed	6.875%	20.40	0.25%	7/1/2024
Pollution Control Revenue Bond (Unsecured)	11/1/1995	16.77	Fixed	6.375%	16.77	0.20%	11/1/2025
Pollution Control Revenue Bond (Unsecured)	10/1/1999	110.95	Fixed	5.350%	110.95	1.35%	10/1/2029
Pollution Control Revenue Bond (Unsecured)	6/3/2002	55.00	Fixed	4.900%	55.00	0.67%	6/1/2030
Pollution Control Revenue Bond (Secured/First Mortgage Bond)	6/25/1999	60.00	Floating - auction rate	1.400%	60.00	0.73%	7/1/2030
Subtotal - Entergy Louisiana, Inc.		1,163.12			1,143.33		
Entergy Mississippi Inc.							
General & Refund	1/31/2001	70.00	Fixed	6.250%	70.00	0.85%	2/1/2003
General & Refund	2/15/2000	120.00	Fixed	7.750%	120.00	1.46%	2/15/2003
General & Refund	11/1/1993	65.00	Fixed	6.625%	65.00	0.79%	11/1/2003
General & Refund	5/4/1999	75.00	Fixed	6.200%	75.00	0.91%	5/1/2004
General & Refund	5/4/1999	50.00	Floating - LIBOR + 65	2.460%	50.00	0.61%	5/3/2004
General & Refund	7/1/1994	25.00	Fixed	8.250%	25.00	0.30%	7/1/2004
General & Refund	4/8/1998	80.00	Fixed	6.450%	80.00	0.97%	4/1/2008
General & Refund	7/15/1993	60.00	Fixed	7.700%	60.00	0.73%	7/15/2023
Pollution Control Revenue Bond (Unsecured)	4/1/1994	8.10	Fixed	7.000%	8.10	0.10%	4/1/2022
Pollution Control Revenue Bond (Unsecured)	4/1/1994	7.94	Fixed	7.000%	7.94	0.10%	4/1/2022
Pollution Control Revenue Bond (Secured/General & Refund)	5/25/1999	30.00	Floating - auction rate	1.500%	30.00	0.37%	7/1/2022
Subtotal - Entergy Mississippi, Inc.		591.03			591.03		

Appendix-Detailed Listing of Entergy's On Sheet Debt (cont'd)

As of September 30, 2002	Issue Date	Commitment	Interest Rates Fixed/Float	As of 9/30/02	Amount ($K)	% of Total Debt	Maturity
Entergy New Orleans Inc.							
General & Refund	3/1/1993	25.00	Fixed	7.000%	25.00	0.30%	3/1/2003
General & Refund	3/1/2001	30.00	Fixed	6.650%	30.00	0.37%	3/1/2004
General & Refund	7/15/2000	30.00	Fixed	8.125%	30.00	0.37%	7/15/2005
General & Refund	3/1/1996	40.00	Fixed	8.000%	40.00	0.49%	3/1/2006
General & Refund	7/14/1998	30.00	Fixed	7.000%	30.00	0.37%	7/15/2008
General & Refund	3/1/1993	45.00	Fixed	8.000%	45.00	0.55%	3/1/2023
General & Refund	9/1/1993	30.00	Fixed	7.550%	30.00	0.37%	9/1/2023
Subtotal - Entergy New Orleans, Inc.		230.00			230.00		
System Energy Resources, Inc.							
First Mortgage Bond	9/24/2002	70.00	Fixed	4.875%	70.00	0.85%	10/1/2007
Sale-Leaseback Lease Obligation Bond	1/18/1994	79.00	Fixed	8.200%	79.00	0.96%	1/15/2014***
Sale-Leaseback Lease Obligation Bond	1/18/1994	356.00	Fixed	7.430%	335.84	4.09%	1/15/2011***
Pollution Control Revenue Bond (Unsecured)	10/15/1998	216.00	Fixed	5.875%	216.00	2.63%	4/1/2022
Pollution Control Revenue Bond (Unsecured)	5/1/1999	102.98	Fixed	5.900%	102.98	1.25%	5/1/2022
Pollution Control Revenue Bond (Unsecured)	5/1/1995	44.00	Fixed	7.300%	7.63	0.09%	5/1/2025
Pollution Control Revenue Bond (Unsecured)	2/15/1996	90.00	Fixed	6.200%	90.00	1.10%	2/1/2026
Subtotal - System Energy Resources, Inc.		957.98			901.44		
Entergy Nuclear							
NYPA borrowings*	11/21/2000	818.39	Fixed	4.800%	759.62	9.26%	11/21/2036*
Subtotal - Entergy Nuclear, Inc.		818.39			759.62		
Entergy Wholesale Operations							
Damhead Creek	12/15/1998	748.40	mostly swapped/fixed	7.704%	488.43	5.95%	12/31/2014
Wind (Top of Iowa)	12/21/2001	95.00	Floating - LIBOR + 125	3.110%	83.03	1.01%	1/19/2003
Subtotal - Entergy Wholesale Operations		843.40			568.46		
Entergy Corporation							
Corp. Revolver**	5/16/2002	1,450.00	Floating - LIBOR + 137.5	2.850%	715.00	8.71%	5/15/2003**
Entergy term loan	5/31/2002	60.00	Floating - LIBOR + 137.5	3.465%	60.00	0.73%	6/30/2004
Subtotal - Entergy Corporation		1,510.00			775.00		
TOTAL DEBT		9,293.94			8,205.66	100.04%	

*Majority of debt maturing by 11/21/07

**ETR revolver has a term out provision which can extend maturity until 5/14/04

*** Sale-leaseback obligation bonds amortize annually